UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 27, 2014

DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35700 (Commission File Number)	45-4502447 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported by Diamondback Energy, Inc. (“Diamondback”) in its Current Report on Form 8-K filed on March 5, 2014, Diamondback acquired additional leasehold interests in Martin County, Texas, in the Permian Basin (the “Acquisitions”). Diamondback hereby amends the initial report to provide the financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K in connection with the Acquisitions.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

1. Henry Group Properties carve-out financial statements for the year ended December 31, 2013
2. Lime Rock Properties carve-out financial statements for the year ended December 31, 2013

(b)	Pro Forma Financial Information.

1. Unaudited pro forma condensed combined financial statements for the year ended December 31, 2013

(d)	Exhibits

Number	Exhibit

23.1	Consent of WEAVER AND TIDWELL, L.L.P.
99.1	Henry Group Properties carve-out financial statements for the year ended December 31, 2013
99.2	Lime Rock Properties carve-out financial statements for the year ended December 31, 2013
99.3	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	May 14, 2014	By:	/s/ Teresa L. Dick
Teresa L. Dick
Senior Vice President and Chief Financial Officer

Exhibit Index

Number	Exhibit

23.1	Consent of WEAVER AND TIDWELL, L.L.P.
99.1	Henry Group Properties carve-out financial statements for the year ended December 31, 2013
99.2	Lime Rock Properties carve-out financial statements for the year ended December 31, 2013
99.3	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2013

4